Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

Supplement dated May 21, 2008, to the Prospectus dated April 1, 2008, as previously supplemented on

April 7, 2008.

Class C

The following page replaces the Annual Fund Operating Expenses table and the Example of Expenses table for the Wells Fargo Advantage Opportunity Fund found in the section entitled “Fees and Expenses” on page 37 of the Prospectus:

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund.

These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class C
Management Fees[1]	0.69%
Distribution (12b-1) Fees	0.75%
Other Expenses[2]	0.67%
Acquired Fund Fees and Expenses[3]	0.02%
Total Annual Fund Operating Expenses	2.13%
Fee Waivers	0.07%
Net Expenses[4,5]	2.06%

[1]

The following advisory fee schedule is charged to the Fund as a percentage of the Fund’s average daily net assets: 0.75% for the first $500 million; 0.70% for the next $500 million; 0.65% for the next $2 billion; 0.625% for the next $2 billion; and 0.60% for assets over $5 billion.

[2]	Includes expenses payable to affiliates of Wells Fargo & Company.
[3]

Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

[4]	The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
[5]

The adviser has committed through February 28, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 2.04%. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

•	You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
•	Your investment has a 5% return each year;
•	You reinvest all distributions (to which sales charges do not apply); and
•	The Fund’s operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual cost may be higher or lower than those shown below, based on these assumptions, your costs would be:

Class C
If you sell your shares at the end of the period:
1 Year	$309
3 Years	$660
5 Years	$1,138
10 Years	$2,457
If you do not sell your shares at the end of the period:
1 Year	$209
3 Years	$660
5 Years	$1,138
10 Years	$2,457

SCR058/P201SP

Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

Supplement dated May 21, 2008, to the Statement of Additional Information dated April 1, 2008.

Effective immediately, the section titled Investors Eligible to Purchase the Small Cap Value Fund found on page 40 of the Statement of Additional Information is replaced with the following:

Investors Eligible to Purchase the Small Cap Value Fund and the Small Cap Growth Fund:

The Small Cap Value Fund and the Small Cap Growth Fund are closed to new investors. However, the following types of investors may qualify to purchase the Funds:

• Small Cap Value Fund. Certain institutional investors that meet the required minimum investment, employer-sponsored retirement plans (and their participants) for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide document of administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management of the Funds’ distributor, or an affiliate, to perform services. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

• Small Cap Growth Fund. The Small Cap Growth Fund is closed to new investors, except that the Fund shall remain open to (a) certain institutional investors that meet the minimum investment requirement, (b) certain individuals or institutions that invest (i) via fee-based investment products or (ii) mutual fund wrap programs through a broker, dealer, financial planner, or consultant, or (iii) a registered investment advisor that has entered or enters into a signed agreement with Funds Management; (c) employer-sponsored retirement plans (and their participants) for which Funds Management or the Funds’ distributor, or an affiliate, has entered into an agreement to provide administrative services; and (d) other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds’ distributor, or an affiliate, to perform services.